Exhibit 99.1

Helmerich & Payne, Inc. RBC Capital Markets Energy and Power Executive Conference June 6-7, 2016

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet U.S. land drilling market share leader Most modern, uniform and capable land drilling fleet Strong term contract backlog with high quality customer base Strategy focused on continued innovation, performance excellence and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments.

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 350 49

U.S. Land Drilling Market Conditions E&P companies living within reduced drilling budgets, further reducing costs, and increasing efficiencies U.S. land active rig count well below 400, surpassing the all-time record low reached in 1999 Dramatic reductions in personnel and investments due to industry downturn AC drive rig market share now over 60% Recent oil price improvement providing some hope for near-term recovery With oil prices over $45 per barrel and some confidence in the market, inbound calls have started to come in from E&P companies

Drilling Activity in the U.S.

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices

H&P’s U.S. Land Activity and Pricing Comments H&P’s U.S. Land segment has approximately 84 contracted rigs generating revenue and approximately 78 rigs generating revenue days as of June 6, 2016 (~17% of the 78 rigs were idle and on standby dayrates). U.S. land segment revenue days now expected to decrease by roughly 24% as compared to the second fiscal quarter.* Average FlexRig spot pricing is down by more than 30%, as compared to spot pricing at the peak in November 2014. *This was the only revision to our May 2nd drilling outlook for the third fiscal quarter, from the prior expectation that revenue days would decrease by roughly 25-28%. (As of June 6, 2016)

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2)

H&P vs. Peers Credit Statistics (As of March 31, 2016) Very Strong Balance Sheet 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on June 1, 2016. H&P recently announced a slight increase in its quarterly dividend level to $0.70 per share. This will represent the 45th consecutive year of growth in the Company’s per share annual dividend level.

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

H&P's Market Share Gains

In U.S. Land Horizontal and Directional Drilling

As of October 2014 (Peak)
(~1,550 Active Rigs Drilling Horizontal or Directional Wells in U.S. Land*)


HP
18%
PTEN
12%
NBR
12%
PDS
6%
UNT
5%
Other Land Drillers
47%

As of May 2016
(~330 Active Rigs Drilling Horizontal or Directional Wells in U.S. Land*)


HP
20%
PTEN
12%
NBR
10%
PDS
7%
UNT
4%
Other Land Drillers
47%

*Horizontal and directional wells were ~81% and 87% of the total active rig count at October 2014 (peak) and May 2016, respectively.

Note: The above estimates corresponding to market share and well orientation are derived from Rig Data. PDS' market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Market Leader

H&P’s Lead in U.S. Land 1,500 hp AC Drive Rigs * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available 1,500 hp AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

H&P U.S. Land Fleet – Family of Solutions

Rig Power Type


3,000 hp SCR Rigs (2)
AC Drive FlexRigs (346)

FlexRig Type


FlexRig5 (Pad*) (51)
FlexRig3 (132)
FlexRig4 (Pad*) (50)
FlexRig4 (28)
FlexRig3 (Pad*) (85)

Pad* AC Drive FlexRigs


Other** FlexRigs (160)
Pad* FlexRigs (186)

Drawworks Horsepower


1,150 hp AC Drive FlexRigs (22)
3,000 hp SCR Rigs (2)
1,500 hp AC Drive FlexRigs (324)

* Optimal for multiple-well pad drilling applications.

** Approximately 132 FlexRig3s and 6 FlexRig4s of the 160 "Other FlexRigs" can be upgraded to Pad* FlexRigs.

Most Advanced Fleet

Drawworks Horsepower FlexRig Type Rig Power Type H&P U.S. Land Fleet (Contracted Rigs as of 6/6/16) Most Advanced Fleet ** Pad* AC Drive FlexRigs * Optimal for multiple-well pad drilling applications. ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs.

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

H&P's U.S. Land Market Share Gains

As of May 2016
(~380 Active Rigs in U.S. Land)


HP
18%
PTEN
12%
NBR
11%
PDS
7%
UNT
3%
Other Land
Drillers
49%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land)


HP
9%
PTEN
13%
NBR
14%
PDS
7%
UNT
5%
Other Land
Drillers
52%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land)


HP
15%
PTEN
11%
NBR
11%
PDS
5%
UNT
4%
Other Land
Drillers
54%

Note: The above estimates corresponding to market share are derived from Rig Data. PDS' market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Market Leader

H&P Positioned to Continue to Gain Share ~500 Idle 1,500 hp AC Drive Rigs in U.S. Land (May 2016) Market Leader Note: The above estimates are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig with AC drive power type included in the above analysis was equal to 1,500 horsepower.

U.S. Land Active Rig Count BHI Industry Rig Count Through First Quarter of Calendar 2016 Market Leader

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – 2015) OSHA Recordable Injury Incidence Rates Injuries per 200,000 Man Hours H&P IADC w/o H&P Best-in-Class Safety

H&P Global Fleet Under Term Contract Strong Backlog The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 6/6/16. Given notifications as of 6/6/16, the Company expects to generate over $80 million in the third fiscal quarter of 2016, about $20 million in the fourth fiscal quarter of 2016, and over $40 million thereafter from early terminations corresponding to long-term contracts. About 60% of the mentioned early termination revenues that we expect to be recognized after the second fiscal quarter of 2016 had already been invoiced and collected and was included in the current liability section of our March 31, 2016 balance sheet as deferred revenue. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above. *

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings. High Quality Customer Base

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Customers continue to focus on drilling efficiency, technology and safety. AC drive rigs are best suited for more complex horizontal drilling. Multiple wells being drilled from a single pad. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

Leading U.S. Unconventional Driller (86 H&P Contracted Land Rigs as of 6/6/16*) * Includes 2 announced new FlexRigs with customer commitments scheduled for delivery in fiscal 2016.

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of May 2016)

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of May 2016)

Top 10 E&P Operators (~110 Active Rigs by Power Type)

Next 90 E&P Operators (~200 Active Rigs by Power Type)

Remaining E&P Operators (~70 Active Rigs by Power Type)


Legacy Rigs 13%
AC Drive Rigs 87%
Legacy Rigs 35%
AC Drive Rigs 65%
Legacy Rigs 64%
AC Drive Rigs 36%

Top 10 E&P Operators	Next 90 E&P Operators	Remaining E&P Operators
They represent the 10 most active E&P operators and employ ~29% of the industry's active drilling rigs.	They represent the next 90 most active operators and employ ~53% of the industry's active drilling rigs.	They represent all other remaining active operators and employ ~18% of the industry's active drilling rigs.
~96% of their rigs are drilling horizontal or directional wells.	~88% of their rigs are drilling horizontal or directional wells.	~71% of their rigs are drilling horizontal or directional wells.
~12% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~27% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~39% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle Continues

As of May 2016
(~380 Active Rigs in U.S. Land By Power Type)


Mechanical Rigs 17%
SCR Rigs 17%
AC Drive Rigs 66%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)


AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)


Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

Estimated H&P Activity as of June 6, 2016 Rigs Working/ Contracted 84 84 0 7 14 105 Rigs Available 348 346 2 9 38 395 2 397 % Contracted 24% 24% 0% 78% 37% 27% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet 54% are FlexRigs that are optimal for multiple-well pad drilling applications. 65% are FlexRigs that are optimal for multiple-well pad drilling applications. Reflects announced new build commitments under term contracts. (3) (1) (2)

H&P U.S. Land Fleet (Idle Rigs as of 6/6/16) Pad* AC Drive FlexRigs Drawworks Horsepower Most Advanced Fleet ** * Optimal for multiple-well pad drilling applications. ** Most of the “Other FlexRigs” can be upgraded to Pad* FlexRigs. FlexRig Type Rig Power Type

U.S. Activity by Well and Rig Type

~380 Active U.S. Land Rigs (May 2016)


Vertical Wells Being Drilled 10%
Vertical All Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 25%
Horiz & Dir SCR & Mech Rigs
Horiz & Dir AC Drive Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs, 65%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

Contracted Idle Total Long-term Contracts Argentina 10 9 19 10 Bahrain 1 2 3 1 Colombia 1 7 8 1 Ecuador 6 6 U.A.E. 2 2 2 Total 14 24 38 14 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. Some of the 10 contracted rigs in Argentina are on standby dayrates. 13 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. (3) Rig Fleet Status (as of June 6, 2016) (1) (2)

H&P Global Fleet Under Term Contract

Number of Rigs Already Under Long-Term Contracts*

(Estimated Quarterly Average, Including Announced New Builds - as of 6/6/16)

Segment	Q3 FY16	Q4 FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	Q1 FY18
U.S. Land	72.1	70.2	69.2	69.5	61.0	52.3	45.9
International Land	14.0	14.0	14.0	14.0	13.0	12.0	12.0
Offshore	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Total	88.1	86.2	85.2	85.5	76.0	66.3	59.9

* The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 6/6/16. Given notifications as of 6/6/16, the Company expects to generate over $80 million in the third fiscal quarter of 2016, about $20 million in the fourth fiscal quarter of 2016, and over $40 million thereafter from early terminations corresponding to long-term contracts. About 60% of the mentioned early termination revenues that we expect to be recognized after the second fiscal quarter of 2016 had already been invoiced and collected and was included in the current liability section of our March 31, 2016 balance sheet as deferred revenue. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. Mutually beneficial renegotiations of some long-term contracts for active rigs are expected to extend the timing of those contracts beyond what is reflected above.

Strong Backlog

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of June 1, 2016.

Land Drilling Market Valuations Source: Thomson Reuters as of June 1, 2016.

Oil vs. Natural Gas Directed Rig Count